Second Sight

NASDAQ: EYES



Investor Presentation

October 2016

Forward Looking Statements

This presentation contains certain forward-looking information about Second Sight that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," "strong," "up coming," and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our products; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance.

In this document, we refer to information regarding potential markets for products and other industry data. We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry. However, we have not independently verified any such information.

Forward-looking statements may address the following subjects among others: expected products, applications, customers, technologies and performance, coverage and insurance reimbursements, results of clinical studies, success of research and development and our expectations concerning our business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties referred to in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report on Form 10-K as filed on March 11, 2016 and our other reports filed from time to time with the Securities and Exchange Commission. The audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Leader in Restoring Vision Through Technology

Leading Platform Technology for the Blind	Significant Addressable Markets	Commercially Available
• First and only FDA-approved neurostimulation device for the blind on the market • 371 patents granted; 144 pending • 17+ years of R&D with unmatched durability	• 8+ million people blind due to unpreventable causes • Approved for subset of individuals blind from RP • Targeting AMD & other untreatable causes of blindness	• Regulatory clearance in US, EU & other key markets for • Creating Argus II Centers of Excellence • Establishing infrastructure for patient outreach and rehabilitation

Reimbursement Success	Robust R&D/Clinical Pipeline
• US reimbursement codes and payment rate established • US Medicare coverage in 17 states • Reimbursed in Germany, several regions of Italy and in France via Innovation Funding program	• Upgrades to Argus II expected to be commercially available in 2017 • AMD pilot clinical study continuing with promising early results • Orion I for cortical stimulation on-track for first human implant in 2017

Argus II - Neurostimulation Technology Platform

The Argus II Components

Upgradeable Video Processing Unit (VPU)



Upgradeable Eyewear & Camera

Argus II Implant – Electronics & 60 Electrode Array

Key Implant Features

Small & Programmable
Smallest physical size & largest number of individually programmable electrodes

Patented Electrode Material
Material facilitates smaller & more concentrated electrodes in given area

Long-Term Reliability
Hermetically sealed implant with safe bio-interface & 10+ year lifetime[1]

17+ years of R&D protected by strong patent portfolio: 371 patents; 144 pending patent applications

1) 10+ years of lifetime use in accelerated in vitro testing and 8.5+ years use in real time in patients under active stimulation and normal use conditions

Restoring Useful Vision

Key Benefits:

- Improved orientation and mobility
- Enhanced connection with people
- Improved quality of life
- Greater independence in daily lives


WIRING
THE WORLD

http://www.bloomberg.com/news/videos/2015-05-21/bionic-eyes-give-second-sight-to-the-blind

Large Addressable Markets

Of the 39M people worldwide that are legally blind,
8M+ are due to untreatable causes



Worldwide Patients Who Are Legally Blind
Treatable Causes 30.8M
Untreatable Causes 8.2M
Other Untreatable Causes 5.8M
AMD 2.0M
RP 0.4M

Addressable Market	Commercial Status	Market for Blind Patients Due to Untreatable Causes
0.4M	Commercially Available	Retinitis Pigmentosa (RP)[1]
2.0M	Ongoing clinical trial in dry AMD in the U.K.	Age-Related Macular Degeneration (AMD)
5.8M	U.S. feasibility study to begin in 1H 2017	Other Untreatable Causes Includes glaucoma, infection, etc.

1) Commercialization today is a subset of this population. Current regulatory approvals are for vision levels worse than legal blindness.

Our Strategy





- Establish Centers of Excellence & Expand Reimbursement Coverage
- Enhance Argus II Technology & Further Penetrate RP Market
- Enter AMD Market
- Expand into Direct Cortical Stimulation

Goal: Build organizational foundation supporting operational excellence and sustained long-term growth

Establishing Centers of Excellence

Key Areas of Focus for Centers of Excellence

- Partnering with centers to provide more assistance & ensure competence
  - Patient screening
  - Surgical excellence
  - Post-surgery programming
  - Rehab network for patients
- Priority is centers in geographic areas of the U.S. with Medicare coverage
- Centers make commitment to implant Argus at significant volumes
- Prepares centers for AMD and Cortical markets


Patient Outreach & Screening
Surgical Excellence
Post-Surgery Programming
Artificial Vision Rehabilitation
Reimbursement Coverage & Success

Goal: Partner with centers to insure competence in all aspects of Argus program and prepare for increased patient volumes

Expanding Reimbursement Coverage

US	Europe	ROW
• 5 of 12 MACs with coverage decision • Pursuing remaining MACs • CPT code application for programming • $150k proposed rate for 2017	• Germany • Two regions of Italy • Innovation funding in France • Pursuing England & Belgium	• Pursuing Turkey • Iran, Taiwan, South Korea Argentina after regulatory approval

Goal: Secure market access with regulatory approval and reimbursement coverage

Enhancing Argus II Technology

Current Indication:

- Bare or no light perception in RP patients in U.S.
- Severe to profound vision loss from outer retinal degeneration in EU

Targeting:

- Better performance in current RP patient population
- Expansion into broader RP population with less vision loss

Key Enhancements in Development

New Externals (Eyewear, Camera & VPU)	Advanced Image Processing Software[1]	Improved Delivery of Stimulation to Retina[1]
• 25x higher VPU processing power • Improved aesthetics, patient comfort, usability & reliability	• Better definition of objects • Face detection • Depth information • Eye tracking	• Improved resolution by adjusting pulses, waves, steering to/of electrodes • Increased brightness of phosphine

Goal: Continue to enhance the technology so patients achieve better vision & Argus II can be indicated for use with better-sighted individuals

1) Timing & certainty of commercialization TBD

Dry AMD Pilot Study

- 5 subject, single-center clinical trial in the UK (Final patient enrolled in Q1 2016)
- All subjects had low thresholds on all electrodes
- Subjects do not report confusion or difficulty integrating residual vision with Argus II vision
- Subjects report enjoying using the Argus II to watch TV, and ability to "fill in" missing central vision (e.g. determine whether a person's mouth is open or closed, seeing outlines of heads, etc.)
- Demonstrating objective vision improvement over baseline is challenging due to residual vision



Normal Vision | Vison with Dry AMD


Actual AMD implant

Goal: Determine next steps in pursuit of AMD market with Argus technology

Expanding into Direct Cortical Stimulation



- Leverage existing Argus II technology
- Bypass the optic nerve and directly stimulate the visual cortex
- All animal implants have been explanted with histology under review
- Begin US feasibility study in 1H 2017

Goal: First artificial vision system in the U.S. targeting 5.8 million patients blinded by trauma, glaucoma & optic nerve disease, among other untreatable causes

Major Awards & Recognition

Cleveland Clinic
Top Medical Innovation of 2014

MDDI
2013 Medical Device Manufacturer of the Year

CNN
The CNN 10: Inventions Of 2013

TIME
The 25 Best Inventions of 2013

EDISON AWARDS
2014 Gold Winner—Science/Medical Category

POPULAR SCIENCE
2013 Innovation of the Year

MIT Technology Review 50 SMARTEST COMPANIES
The 50 Smartest Companies for 2014

Inc.
The 25 Most Audacious Companies 2013

WORLD ECONOMIC FORUM
Technology Pioneer 2014

Competitive Landscape

Dominant Industry Position for the Foreseeable Future

- Significant first mover advantage with 5+ year lead time in the U.S.
- Several difficult engineering challenges were overcome during the development of the product (i.e. device reliability, extended lifetime & safe/effective bio-interface)

Therapeutic Approaches to Vision Loss

Treatment
Retinal Prosthesis
Transplants
Stem Cells
Gene Therapy
Optogenetics
Nutritional Therapy
Implantable Telescope

Retinal Prosthesis Competitors

	Regulatory Approval CE	Regulatory Approval FDA	Commercial
retina implant (Germany)	✓	✗	✗
Pixium Vision (France)	✓	✗	✗
NIDEK CO., LTD. (Japan)	✗	✗	✗
Nano Retina (Israel)	✗	✗	✗

Select Financials

NASDAQ: EYES

(USD $ in Thousands)	TTM Q2 2016	TTM Q2 2015	FY 2015	FY 2014
Revenue	$6,679	$6,491	$8,950	$3,398
Gross Profit	98	1,788	3,657	(160)
Net Loss	(24,459)	(31,100)	(20,018)	(35,201)
Non-GAAP Adjusted Net Loss*	(19,328)	(18,469)	(17,007)	(18,977)

(USD $ in Thousands)	Jun 30, 2016	Jun 30, 2015	Dec 31, 2015	Dec 31, 2014
Cash, cash equivalents & investments	$23,875	$26,587	$15,960	$34,619
Outstanding Debt	$0	$0	$0	$0

*Non-GAAP adjusted net loss for TTM Q2 2016, TTM Q2 2015, FY 2015 and FY 2014 excludes non-cash expenses including stock-based compensation, interest expense on convertible notes, amortization of discount on convertible notes and write-off of unamortized discount on convertible notes.

Summary

Industry leading technology platform for the blind

- Only FDA-approved retinal prosthesis
- Formidable IP portfolio with 350+ issued patents
- Significant first mover advantage with estimated 5+ year lead time in the U.S.

Establishing commercial footprint with Centers of Excellence model

- Building required competencies to grow number of RP patients treated and prepare for AMD and Cortical businesses

Successful execution of reimbursement strategy in US and Europe

- 2017 proposed rate of $150k in US with coverage in 17 states
- Reimbursement in Germany, Italy and France

Targeting significant addressable markets

- AMD and Cortical Stimulation markets total almost 8M people

Robust R&D pipeline

- Improving Argus II to advance performance and expand markets
- Orion I for direct cortical stimulation ready for U.S. feasibility study in 1H 2017

Contact

Second Sight Medical Products, Inc.
12744 San Fernando Road
Suite 400
Sylmar, CA 91342
Main: 818-833-5000
www.secondsight.com

Robert Greenberg
Chairman
Direct: 818-833-5050
bob@secondsight.com

Retail Investor Relations
Greg Falesnik
Managing Director
MZ North America
Direct: 949-385-6449
Greg.Falesnik@mzgroup.us

Institutional Investor Relations
Lisa Wilson
President
In-Site Communications, Inc.
Direct: 212-452-2793
lwilson@insitecony.com

Appendix

Corporate Timeline

- **1998** — Second Sight Founded
- **2002** — First US Argus I implant
  - Argus I Human implants functioning longer than 10 years
- **2007** — First US Argus II implant
  - Over 200 Argus IIs implanted to date
  - Highly reliable. Longest Argus II implant is over 8 years
- **2013** — FDA market approval
- **2013** — **Medicare payment &** U.S. launch
- **2014** — NASDAQ IPO
- **2015** — Implanted Orion I in animal study
- **2016** — AMD clinical trial fully enrolled with 5th patient
- **2016** — Positive 5-year data supporting the long-term safety and benefits of the Argus II was published in the medical journal Ophthalmology

Over 350 issued patents

Over 50 peer-reviewed publications

Patient Visual Function Assessments


20/20
20/200
Bare LP
No LP
Z R K D C
D N C H V
C D H N R
R V Z O S

LP = Light Perception

Grating Visual Acuity
(1.6 – 2.9 LogMAR)
(20/800 – 20/16000)



Direction of Motion



Square Localization



Patient Orientation & Mobility Tests

Door Test


Course is 20' x 10'


(1.5 m)
5'
(1.5 m)
5'
course border
10' (3 m)
start
20'
(6.1 m)

Line Test





Performance – 5 Years Post-Implant




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